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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

     Date of Report (Date of earliest event reported):   SEPTEMBER 3, 1997
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                     SULCUS HOSPITALITY TECHNOLOGIES, CORP.
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             (Exact name of registrant as specified in its charter)

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       PENNSYLVANIA                  0-13226                   25-1369276
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(State or other jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)          Identification Number)


  41 NORTH MAIN STREET, GREENSBURG, PA                       15601
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(Address of principal executive offices)                   (Zip code)


        Registrant's telephone number, including area code  412-836-2000
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                          SULCUS COMPUTER CORPORATION
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         (Former name or former address, if changed since last report)

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Item 5. Other Events

     In compliance with the requirements of the Pennsylvania Business Corporation Law of 1988, as amended, the Board of Directors have approved and authorized an amendment to the Articles of Incorporation of Sulcus Computer Corporation changing the name of the Corporation from "Sulcus Computer Corporation" to "Sulcus Hospitality Technologies, Corp." This amendment was filed with the Pennsylvania Department of State on August 14, 1997, and was effective when filed.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SULCUS HOSPITALITY TECHNOLOGIES, CORP.
                                                     (Registrant)


                                        /s/ JOHN W. RYBA
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                                        John W. Ryba
                                        Chief Legal Officer


Date: September 3, 1997
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